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                                                               EXHIBIT 28(J)(2)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information and to the use of our report dated October 31, 2011 in the Pre-Effective Amendment No. 1 of the Registration Statement (Form N-1A No. 333-175622 and No. 811-22583) of Lincoln Advisors Trust.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 31, 2011